Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alliqua, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as Principal Executive Officer and as Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2011	By:	/s/ Richard Rosenblum
		Name:	Richard Rosenblum
		Title:	President (Principal Executive Officer)

Date: May 12, 2011	By:	/s/ Steven Berger
		Name:	Steven Berger
		Title:	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)